UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2022
_____________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2022, the Board of Directors (the Board) of the Federal Home Loan Bank of Indianapolis (the Bank) approved amendments to the Bank’s bylaws, which became effective immediately upon adoption. The amendments are incorporated into the amended and restated bylaws of the Bank, which is included as Exhibit 3.1 to this report.

Description of the Amendments to the Bank’s Bylaws

The Bank bylaws were amended primarily to:

a.Add a new section regarding director resignation that directs a director of the Bank to provide written notice to the chair of the Board, which resignation becomes effective either at the time specified in the notice or, if no time is specified in the notice, upon receipt;
b.Provide that the Board’s Executive/Governance Committee shall consist of the chair of each Board committee together with the Board chair and vice chair;
c.Provide that if at least two of the members of the Executive/Governance Committee are not independent directors, then the Board chair and vice chair shall name additional members who are independent directors;
d.Specify that the Board’s Audit Committee shall manage any matters related to compensation for employees of the Bank’s internal audit department and for the Bank’s chief internal audit officer;
e.Require that all Board committees have a minimum of five members;
f.Add a new section that makes clear that the Board shall have oversight of Bank diversity, equity, and inclusion;
g.Remove a requirement that the compensation of corporate officers and the total limits of compensation for all other employees shall not exceed the limits set forth in the Board-approved budget;
h.Provide modernization of language and practices, clarifications and other nonsubstantive changes, including the use of streamlined language and updated references, throughout.

Qualification

The foregoing description of the amendments to the Bank’s bylaws does not purport to be complete and is qualified in its entirety with reference to the amended and restated bylaws of the Bank, available as Exhibit 3.1 to this report. In addition, Exhibit 3.2 to this report is a marked version of the amended and restated bylaws, which version can be reviewed to identify the changes from the prior version.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the Federal Home Loan Bank of Indianapolis, dated July 22, 2022
3.2	Amended and Restated Bylaws of the Federal Home Loan Bank of Indianapolis, dated July 22, 2022 (marked to show changes from the prior version)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2022

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer